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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)  March 24, 1997



                                 INDENET, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        0-18034                                           68-0158367
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(Commission File Number)                   (I.R.S. Employer Identification No.)


16000 VENTURA BOULEVARD, SUITE 700, ENCINO, CALIFORNIA           91436
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(Address of Principal Executive Offices)                       (Zip Code)


                                (818) 461-8525
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               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)







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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

            Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 24, 1997, IndeNet, Inc. ("Registrant") sold 666,667 shares (the "Shares") of capital stock of Channelmatic, Inc., a Delaware corporation ("Channelmatic"), to Limt Local Insertion Media Technology AB, a Swedish corporation ("Buyer"). The Shares represented all of the shares of capital stock of Channelmatic that were owned by Registrant. At the time of the sale, a total of 1,000,000 shares of Channelmatic's common stock were outstanding. Buyer develops digital video products and related applications for the television industry.

         The consideration paid by Buyer for the Shares consisted of the following: (i) $5,250,000 in cash; (ii) 237,700 shares of Buyer's shares of common stock; (iii) Buyer's Convertible Subordinated Debenture, dated May 1, 1997, in the amount of SEK (Swedish Krona) 10,697,500 ("Note 1"); and (iv) Buyer's Subordinated Debenture, dated May 1, 1997, in the principal amount of SEK 10,696,494 ("Note 2"). Based on the conversion rate in effect between United States dollars and SEK, Note 1 and Note 2 had an aggregate principal balance of approximately U.S. $2,802,000 at the time of the sale. The two notes bear interest at a rate of 5.5% per annum, with interest payable quarterly. The entire principal balance of Note 1 is due and payable on April 30, 2000. Note 1 provides that its outstanding principal balance, together with any accrued interest thereon, may be prepaid, in full or in part, at any time prior to December 31, 1998. After December 31, 1998, Note 1 will be convertible at the option of the holder into shares of common stock of Buyer at the rate of one share for each SEK 90 of principal amount to be converted. Note 2 is payable in 12 equal quarterly installments of principal and interest. Note 2 may be prepaid at any time. If the entire principal balance of Note 2 is prepaid in full prior to December 31, 1998, such prepayment may be made in the amount of 80% of the then unpaid principal balance, plus accrued but unpaid interest. In the event of a default in payment under Note 2, in addition to any other available remedies, the holder of Note 2 may convert the unpaid portion of the Note into Buyer's common stock at a conversion rate equal to 80% of the conversion rate applicable under Note 1. The issuance of Note 1 requires the approval of the shareholders of Buyer, which approval will be sought at a meeting of the shareholders scheduled for April 14, 1997. In the event that the shareholders of the Buyer fail to approve the issuance of Note 1, Buyer is required to deliver an additional 118,850 shares of its common stock to Registrant by no later than April 30, 1997.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                Not applicable.

ITEM 5.  OTHER EVENTS.

                Robert W. Lautz, Jr. has resigned as a member of the Board of Directors of Registrant, as its Chairman and as its Chief Executive Officer, all effective as of March 31, 1997. In addition, Mr. Lautz also resigned from all other positions he held with Registrant's subsidiaries. Andre A. Blay, an outside member of Registrant's Board of Directors, has been appointed as the new Chairman of Registrant's Board of Directors, and Graeme R. Jenner has been appointed as Registrant's new Chief Executive Officer, all effective April 1, 1997. Prior to his appointment as the Chief Executive Officer of Registrant, Mr. Jenner had been Registrant's Chief Operating Officer.

                Commencing on April 1, 1997, the outstanding shares of Registrant's Series C Preferred Stock became convertible into shares of Registrant's common stock. As of April 1, 1997, a total of 789 shares of Series C Preferred Stock were outstanding. The number of shares that can be converted at any time by any holder of Series C Preferred Stock is subject to certain limits. In general, these limits provide that a holder of the Series C Preferred Stock may not convert more than 5% of his holdings into common stock during any two week period. The number of shares of Common Stock








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issuable upon the conversion of a share of Series C Preferred Stock (the
"Conversion Rate") is equal to (x) the sum of the original issue price of the shares ($10,000) and the accretion (at 8% per annum beginning January 1, 1997) through the conversion date, (y) divided by $5.00. The $5.00 price is subject to adjustment for stock splits, stock dividends, reorganizations and other similar events. The outstanding shares of Series C Preferred Stock were issued on February 14, 1997 and on March 31, 1997 in exchange for previously issued shares of Series A Preferred Stock. The foregoing exchange was approved by the stockholders of Registrant at a special meeting of stockholders held on February 13, 1997.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial statements of businesses acquired:

                      Not applicable.

         (b)    Pro forma financial information:

                      Not applicable.

         (c)    Exhibits:

                10.1 Stock Purchase Agreement, dated as of February 14, 1997, by and among Limt Local Insertion Media Technology AB and IndeNet, Inc.

                10.2 First Amendment (Dated March 21, 1997) to Stock Purchase Agreement (Dated as of February 14, 1997)


ITEM 8.  CHANGE IN FISCAL YEAR.

                 Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                 Not applicable.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              INDENET, INC.
                                              (Registrant)


Date:  April 8, 1997                          By: /s/ Richard Parent
                                                 ______________________________
                                                 Richard Parent
                                                 Chief Financial Officer












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                                 EXHIBIT INDEX

   Exhibit                                                            Page No.

     10.1      Stock Purchase Agreement, dated as of February 14,
               1997, by and among Limt Local Insertion Media
               Technology AB and IndeNet, Inc.

     10.2 First Amendment (Date March 21, 1997) to Stock Purchase Agreement (Dated as of February 7 14, 1997)


















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